SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2026, James C. Fish, Jr. notified the Board of Directors (the “Board”) of Waste Management, Inc. (the “Company”) of his intention to retire from his position as Chief Executive Officer (“CEO”) and resign from the Board, effective January 4, 2027 (the “Transition Date”), following more than a decade of distinguished service in those roles and more than 25 years with the Company. The Company anticipates that Mr. Fish will continue to serve in an advisory role until mid-February 2027.

In continuation of the Company’s succession planning process, on August 24, 2026, the Board appointed the Company’s President, John J. Morris, Jr., to succeed Mr. Fish as President and CEO and elected him to serve as a member of the Board, effective as of the Transition Date. Mr. Morris’s term as a director will expire at the Company’s 2027 annual meeting of stockholders. Mr. Morris, age 57, has served as the Company’s President since May 2025. He previously served as President and Chief Operating Officer from May 2025 to May 2026, and he served as Executive Vice President and Chief Operating Officer from January 2019 to May 2025. Information about Mr. Morris’s interest in transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K is set forth under the heading “Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2026, and is incorporated herein by reference. Mr. Morris was not appointed as CEO or elected as a member of the Board pursuant to any arrangement or understanding between him and any other person, and Mr. Morris does not have a family relationship with any director or executive officer of the Company.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the foregoing executive transition is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: August 26, 2026	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President and Chief Legal Officer